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                                                                   EXHIBIT 10.29

                          GLYCOMED LICENSE AGREEMENT
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                          GLYCOMED LICENSE AGREEMENT
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     This Agreement is entered into as of December 18, 1990 between Glyko, Inc., a Delaware Corporation with its principal office at 81 Digital Drive, Novato, California 94949 ("Glyko), and Glycomed, Inc., a California corporation with its principal office at 860 Atlantic Avenue, Alameda, California 94501 ("Glycomed").

                                   RECITALS
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     Glycomed is the owner of the patents and trademarks listed in Exhibit A relating to applications for a technique to facilitate analysis of carbohydrate and glycoconjugate molecules. Glyko wishes to obtain a license to use those patents and trademarks, and Glycomed has agreed to license those patents and trademarks and associated know-how to Glyko in consideration for shares of Glyko Common Stock.

                                   AGREEMENT
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1.   Definitions.
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     Reference is hereby made to the Joint Venture Agreement dated December 18,
                                                                            ---
1990 (the "Joint Venture Agreement") among Glyko, Glycomed, Millipore Corporation ("Millipore") , Astromed, Ltd., Astroscan, Ltd., Gwynn R. Williams and John Klock. Terms defined in the Joint Venture Agreement and not otherwise defined herein shall have the meanings so defined. As used in this Agreement, the following terms shall have the meanings defined below:

     1.1  The "Field" shall mean all aspects of and applications for the
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analysis, manipulation and synthesis of carbohydrates and glycoconjugates, and molecules containing carbohydrates and glycoconjugates, including separation, sequencing, compositional analysis and diagnostic applications, but excluding other applications such as therapeutics.

     1.2  "Licensed Current Patents" shall mean the patents and patent
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applications throughout the world listed in Exhibit A hereto, and patents hereafter issued throughout the world on patent applications listed on Exhibit A hereto.

     1.3  "Future Patents" shall mean patents, patent applications and patent
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rights throughout the world that Glycomed files or obtains in the future that are related to Glycomed's Fluorescence Assisted Carbohydrate Electrophoresis ("FACE") technique and which Glycomed is obligated to disclose and license to Glyko pursuant to Section 2.4 hereof.
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     1.4  "Licensed Patents" shall mean Licensed Current Patents and Future
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Patents.

     1.5  "Glycomed Current Know-how" shall mean the FACE-related technical
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information, know-how, and technology possessed by Glycomed on the date hereof relating to or useful in the Field.

     1.6  "Future Know-how" shall mean the FACE-related technical information,
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know-how and technology that Glycomed develops or obtains in the future and which Glycomed is obligated to disclose and license to Glyko pursuant to Section
2.4 hereof

     1.7  "Licensed Know-how" shall mean Glycomed Current know-how and Future
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Know-how".

     1.8  "Rights Licensed to Glycomed" shall mean any FACE-related patents,
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patent applications, technical information, know-how or other technology owned by third parties and licensed to Glycomed with the right to grant sublicenses that relates to or is useful in the Field.

     1.9  "Licensed Technology" shall mean the Licensed Patents, Licensed Know-
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how and Rights Licensed to Glycomed, collectively.

     1.10 "Licensed Trademarks" shall mean the trademarks and tradenames "FACE",
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"Glycokits" and other "Glyco-" expressions, exclusive of "Glycomed".

     1.11 "Glyko Improvements" shall mean any and all improvements made by Glyko
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to Licensed Technology.

2.   Grant of Rights; Exclusivity.
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     2.1  License Grant. Subject to all of the provisions hereof, Glycomed
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hereby grants to Glyko a royalty-free, perpetual worldwide license to make, have made, use, sell, or otherwise dispose of any products, equipment, components, or systems -for use in the Field based upon, embodying, or otherwise using the Licensed Technology, and to otherwise practice the Licensed Technology in the Field.

     2.2  Exclusivity. Except as provided below, the licenses granted herein
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shall be exclusive to Glyko in the Field, and Glycomed shall not practice the
Licensed Technology to market, or license others to market, products or services that compete with Glyko in the Field. Glycomed reserves the right to practice and license others to practice the Licensed Technology for therapeutic applications, products and services. Glycomed further reserves the right to practice synthesis techniques included in the Licensed Technology in order to develop and manufacture products within and without the Field, but may not

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market or license others to market products or services performing systhesis functions within the Field.

     2.3  Right to Sublicense. Glycomed hereby grants to Glyko the perpetual
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right to sublicense the Licensed Technology for use in the Field; provided,
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however, that Glycomed shall have the right to consent to each sublicensee,
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which consent shall not be unreasonably withheld or delayed. Glycomed may not require any royalty or other economic compensation for any such consent.

     2.4  Future Developments. Glycomed will disclose to Glyko promptly after
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creation any and all inventions, patents, patent applications and technology relating to FACE, including know-how, developed or acquired by it during the term of this Agreement; provided, however that, Glycomed shall not be obligated
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to disclose or license technology or patents relating solely to synthesis; and
provided, further, that Glycomed shall not be obligated to disclose or license
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any other confidential future technology (but shall be obligated to license
Future Patents) that would be useful to competitors of Glycomed in the area of therapeutics if such technology were to be discernable from products sold by Glyko, for so long as such technology remains confidential.

     2.5  Glyko Improvements. Glyko hereby grants to Glycomed a non-exclusive,
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royalty-free, perpetual, worldwide license, including the right to sublicense, under the Glyko Improvements to make, have made, use, sell or otherwise dispose of any products, equipment, components or systems for use outside the Field and to otherwise practice Glyko Improvements outside the Field.

     2.6  Restriction on Therapeutic Agents. Glyko may not practice the
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Licensed Technology to produce, and may not use the Licensed Trademarks in connection with, therapeutic agents or other therapeutic products. Glycomed understands that Glyko's customers shall be free to use products purchased from Glyko for any purpose.

3.   Grant of Trademark Rights.
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     3.1  License Grant. Subject to all of the provisions hereof, Glycomed
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hereby grants to Glyko royalty-free, perpetual rights to use the Licensed
Trademarks in relation to all goods or services for which such respective trademarks and tradenames may be used in the Field. Such license shall be exclusive to Glyko in the Field, except that Glycomed reserves the right to use and license others to use the Licensed Trademarks other than "FACE" for therapeutic applications, products and services.

     3.2  Right to Sublicense. Glycomed hereby grants to Glyko the perpetual
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right to sublicense the Licensed Trademarks for use

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in the Field to any permitted sublicensee of the Licensed Technology.

     3.3  Quality Controls. Glycomed shall have the right, at all reasonable
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times, to inspect the products in relation to which the Licensed Trademarks are proposed to be used, as well as the method of manufacture of such products, on the premises of Glyko, and elsewhere, as Glycomed considers necessary to carry out the purposes of inspection as part of appropriate quality control. Glycomed shall have the right to receive from time to time, without charge, a reasonable number of samples of the goods.

     3.4  Recognition of Ownership. Glyko recognizes Glycomed's title to the
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Licensed Trademarks and shall not at any time do or suffer to be done any act or thing which will in any way impair the rights of Glycomed in and to the Licensed Trademarks. It is understood that Glyko shall not acquire and shall not claim any title to the Licensed Trademarks adverse to Glycomed by virtue of the license granted by Glyko, or through Glyko's use of the Licensed Trademarks.

4.   Payments. Upon licensing of the Licensed Technology and Licensed Trademarks
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to Glyko, Glyko shall deliver to Glycomed, in consideration for Glycomed's licensing of the Licensed Technology and Licensed Trademarks to Glyko, 1294 shares of Common Stock of Glyko.

5.   Representations and Warranties. Glycomed represents and warrants that, as
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of the date hereof, to the best of its knowledge:

          (a) The Licensed Technology does not infringe any proprietary rights of any third parties; and

          (b) Its license of the Licensed Technology and Licensed Trademarks does not breach any of its duties toward any third party, nor did such license and transfer impose any obligations on Glyko other than those expressed in this Agreement; and

          (c) The Licensed Technology and Licensed Trademarks can be freely used and exploited by Glyko in the Field without any liability of any nature to third parties.

6.   Defense of Licensed Rights. If during the term of this Agreement Glyko
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becomes aware of an infringement of any Licensed

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Technology or Licensed Trademark in the Field, it shall notify Glycomed, and
Glycomed and Glyko will confer and determine what actions may be taken to protect Glyko's rights under the Licensed Technology and Licensed Trademarks. The prosecution of infringers shall be at the direction and expense of Glyko. Glycomed shall have no obligation to prosecute any such infringer but shall join as a nominal plaintiff, at Glyko's expense, if requested to do so by Glyko. If Glyko determines not to prosecute an infringer, Glycomed may do so, in which event Glycomed shall pay all expenses of and may retain all recovery in any such proceeding.

7.   Term and Termination.
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     7.1  Perpetual Term. Unless sooner terminated in accordance with the terms
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hereof, this Agreement, and the license herein granted to Glyko, shall continue in effect perpetually.

     7.2  Breach and Remedies. If either party commits a breach of any of the
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terms of this Agreement, the other party may notify the defaulting party in writing, specifying the nature of the breach or the obligation that the defaulting party has failed to meet. If the defaulting party fails to cure the breach or meet the obligation specified within a period of thirty (30) days after service of such written notice, then the party not in default may terminate this Agreement forthwith by serving written notice of such termination upon the defaulting party.

     7.3  Bankruptcy. if Glyko should become bankrupt or make any arrangement
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or assignment for the benefit of its creditors, Glycomed shall have the right to terminate this Agreement forthwith by serving written notice of such termination.

     7.4  Default on Obligation to Fund. In the event that Millipore defaults in
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its obligation to fund Glyko pursuant to Section 2.4 of the Joint Venture
Agreement, and the Joint Venture Agreement is terminated pursuant to Section 8.3 thereof, Glycomed shall have the right to terminate this Agreement forthwith by serving written notice of such termination on Glyko.

8.   Effective Date. This Agreement shall become effective as of the date the
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Joint Venture Agreement is signed.

9.   Applicable Law. As this Agreement relates to the Joint Venture Agreement in
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which both parties are participant and as the Joint Venture Agreement is governed by the laws of the State of Delaware, this Agreement and the relationships between the parties shall be governed in all respects by the laws of the State of Delaware.

10.  Notices. All notices required or permitted by this Agreement shall be
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given in writing and shall be deemed effective

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when personally delivered or when delivered by registered or certified mail, addressed as follows:

If to Glyko:                                 If to Glycomed:

Glyko, Inc.                                  Glycomed, Inc.
81 Digital Drive                             81 Atlantic Avenue
Novato, CA 94949                             Alameda, CA 94501
Attn: Chief Executive Officer                Attn:

                                             With a copy to:

                                             Cooley Godward Castro
                                             Huddleson & Tatum
                                             One Maritime Plaza, 20th Floor
                                             San Francisco, Ca 94111
                                             Attn: Frederick T. Muto, Esq.

     Such notices may also be sent by telex, telegram, or facsimile transmission, and shall be deemed effective upon receipt by the other party if confirmed in writing by the sender via registered or certified mail delivered within ten (10) days thereafter. Either party may at any time during this Agreement designate a different person or address for notices by notice to the other in the manner prescribed herein.

11.  Amendments. No modification or waiver of any provision of this Agreement
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shall be valid unless it is in writing and signed by all the parties hereto.

12.  Assignment. Neither party may assign its rights or obligations under this
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Agreement without the prior written consent of the other, except that a party may assign its rights and obligations to a party acquiring the business and assets of the party with which the license is used, provided the acquiror agrees in writing to be bound by the provisions hereof. All provisions of this Agreement shall be binding upon and inure solely to the benefit of the parties hereto, their heirs, legal representatives, successors (whether by consolidation, merger, or otherwise), and assigns.

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     IN WITNESS WHEREOF, the parties hereto, intending to be bound hereby, have caused this Agreement to be executed by their duly authorized representatives as of the _____ day of December, 1990.

                                    GLYKO, INC.

                                    By: /s/ John C. Klock
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                                    GLYCOMED, INC.

                                    By:_____________________________

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     IN WITNESS WHEREOF, the parties hereto, intending to be bound hereby, have caused this Agreement to be executed by their duly authorized representatives as of the _____ day of December, 1990.

                                    GLYKO, INC.

                                    By:_____________________________


                                    GLYCOMED, INC.

                                    By:
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                                   EXHIBIT A
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                           LICENSED CURRENT PATENTS

1.   US Pat. # 4,975,165
     Glycomed

     Two dimensional electrophoretic separation of carbohydrates

     Filed 16 Feb 90
     Issued 4 Dec 90

2.   USPA Ser. # 07/481,367
     Glycomed

     Electroblotting of electrophoretically resolved fluorescent labelled saccharides and detection of active structures of protein probes

     US Filed 16 Feb 90

3.   USPA Set. # 07/483,043
     Glycomed

     Fluorescent tag for sugar electrophoresis

     US Filed 16 Feb 90